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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549





                               ________________




                                   FORM 8-K



                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported)  June 15, 1999



                                 ____________



                          LOCKHEED MARTIN CORPORATION

            (Exact name of registrant as specified in its charter)




        Maryland                       1-11437                   52-1893632
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)


6801 Rockledge Drive, Bethesda, Maryland                   20817
(Address of principal executive offices)                 (Zip Code)



                                 (301) 897-6000
             (Registrant's telephone number, including area code)


                                 ____________


                                 Not Applicable

            (Former name or address, if changed since last report)



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Item 5.  Other Events

On June 9, 1999, the Corporation issued a press release and filed a Form 8-K with the Securities & Exchange Commission announcing that a bottoms-up financial review resulted in a substantial reduction of its current earnings outlook for the remainder of 1999 and 2000. The Corporation disclosed that it expects lower earnings per diluted share and lower free cash flow for both of these periods. On June 15, 1999, Carole Kops, Barbara Zappala and Doug Perkins filed a lawsuit in the United States District Court for the Central District of California against the Corporation and four of its officers or directors (Vance D. Coffman, Marcus C. Bennett, Phillip Duke, and Thomas A. Corcoran). The complaint contains class action allegations and states that it is filed on behalf of the named plaintiffs as well as on behalf of purchasers of the Corporation's common stock between January 28, 1999 and June 9, 1999. The complaint alleges that the defendants violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 in that they or persons they controlled allegedly (a) employed devices, schemes and artifices to defraud; (b) made untrue statements of material facts or omitted to state material facts necessary in order to make statements made, in light of the circumstances under which they were made, not misleading; or (c) engaged in acts, practices and a course of business that operated as a fraud or deceit upon class members in connection with their purchases of our common stock. The complaint further alleges that the statutory safe harbor provided for forward-looking statements does not apply under certain circumstances to any of the allegedly false forward-looking statements. According to the complaint, class members were damaged as, in reliance on the integrity of the market, they paid artificially inflated prices for the Corporation's stock. Plaintiffs seek a judgment awarding damages with interest and such other relief as the court may
deem proper.   The Corporation believes that the allegations are without merit and will defend this and any related actions.


As is common with private securities class action litigation, it is likely that the Corporation will be named as defendants in additional, multiple actions purportedly brought on behalf of our shareholders based on similar facts. If additional lawsuits are filed, the Corporation expects that the multiple actions will be consolidated and that the court will appoint as lead plaintiff the member or members of the purported plaintiff class that the court determines to be most capable of adequately representing the interests of class members.
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                                 SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LOCKHEED MARTIN CORPORATION



                                          /s/ Marian S. Block
                                    -----------------------------------
                                              Marian S. Block
                                              Vice President, Associate General
                                              Counsel and Assistant Secretary



June 28, 1999